Exhibit 10.18

THIRD AMENDMENT

THIRD AMENDMENT, dated as of November 12, 2010 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of July 2, 2009, as amended by the First Amendment, dated as of January 21, 2010, and as further amended by the Second Amendment, dated as of May 10, 2010 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Petroleum Heat and Power Co., Inc., a Minnesota corporation (the “Borrower”), the other Loan Parties, JPMorgan Chase Bank, N.A., a national banking association, as an LC Issuer and as the administrative agent (the “Administrative Agent”), Bank of America, N.A., as syndication agent and as an LC Issuer, RBS Citizens, N.A., as documentation agent, Société Générale and PNC Bank, National Association, as senior managing agents, and the lenders from time to time party thereto (the “Lenders”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Amendments. The Credit Agreement shall be amended as of the Effective Date (as defined below) as set forth below.

(a) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) by (A) deleting therefrom the definitions of “Parent Indentures” and “Parent Notes” and (B) adding thereto, in proper alphabetical order, the following definitions:

“2010 Note Redemption Date” means the date on which the 2003 Parent Notes and the 2006 Parent Notes are paid, redeemed, defeased or otherwise prepaid in full, in each case to the satisfaction of the Administrative Agent.

“2010 Parent Indenture” means the Indenture, among the Parent, Star Gas Finance Company and Union Bank, N.A., as trustee, dated as of November 16, 2010, as amended, supplemented or otherwise modified from time to time.

“2010 Parent Notes” means the 8.875% Senior Notes due 2017 issued pursuant to the 2010 Parent Indenture.

(ii) by amending the definition of “Availability” by deleting the word “New” in each of the three instances where it appears in the proviso thereto and replacing it in each such case with the year “2010”.

(iii) by amending the definition of “Borrowing Base Certificate” by deleting the word “New” in clause (b) of the second sentence thereof and replacing it with the year “2010”.

(iv) by amending the definition of “Change in Control” by adding the year “2010” immediately before the word “Parent” in clause (v) thereof and replacing the word “Indentures” in such clause with its singular form.

(v) by amending the defined term “New Parent Indenture” by replacing the word “New” with the year “2006” and placing such defined term, as amended, in proper alphabetical order.

(vi) by amending the defined term “New Parent Notes” by replacing the word “New” with the year “2006” and placing such defined term, as amended, in proper alphabetical order.

(vii) by amending the defined term “Old Parent Indenture” by replacing the word “Old” with the year “2003” and placing such defined term, as amended, in proper alphabetical order.

(viii) by amending the defined term “Old Parent Notes” by replacing the word “Old” with the year “2003” and placing such defined term, as amended, in proper alphabetical order.

(b) Amendments to Section 2.15 (Mandatory Prepayments). Section 2.15 of the Credit Agreement is hereby amended as follows:

(i) by inserting the year “2010” immediately before the word “Parent” in the first line of clause (b)(ii) thereof and replacing the words “Indentures are” in such line with the words “Indenture is”.

(ii) by inserting the year “2010” immediately before the word “Parent” in the last sentence of clause (c) thereof and replacing the words “Indentures are” in such sentence with the words “Indenture is”.

(iii) by inserting the year “2010” immediately before the word “Parent” in the last sentence of clause (d) thereof and replacing the words “Indentures are” in such sentence with the words “Indenture is”.

(c) Amendment to Section 4.2 (Each Credit Extension). Section 4.2(d) of the Credit Agreement is hereby amended by inserting the year “2010” immediately before the word “Parent” in the third line thereof and replacing the word “Indentures” in such line with its singular form.

(d) Amendment to Section 5.3 (No Conflict; Government Consent). Section 5.3 of the Credit Agreement is hereby amended by inserting the year “2010” immediately before the word “Parent” in clause three of the first sentence thereof and replacing the word “Indentures” in such clause with its singular form.

(e) Amendment to Section 5.27 (Subordinated Indebtedness). Section 5.27 of the Credit Agreement is hereby amended by replacing the term “Parent Indentures” in each of the three instances where it appears therein with “2010 Parent Indenture”.

(f) Amendment to Section 6.1 (Financial and Collateral Reporting). Section 6.1(f) of the Credit Agreement is hereby amended by deleting the word “New” in the last line thereof and replacing it with the year “2010”.

(g) Amendment to Section 6.2 (Use of Proceeds). Section 6.2(b) of the Credit Agreement is hereby amended by inserting the year “2010” immediately before the word “Parent” in clause (iv) thereof and replacing the words “Indentures are” in such clause with the words “Indenture is”.

(h) Amendments to Section 6.17 (Indebtedness). Section 6.17 of the Credit Agreement is hereby amended as follows:

(i) by deleting clause (m) in its entirety and replacing it with the following:

“(m) until the 2010 Note Redemption Date, the 2003 Parent Notes and the 2006 Parent Notes;”

(ii) by deleting clause (n) in its entirety and replacing it with the following:

“(n) the 2010 Parent Notes; provided that the aggregate principal amount of such 2010 Parent Notes shall not exceed $125,000,000;”

(iii) by deleting clause (o) thereof in its entirety.

(i) Amendment to Section 6.21 (Liens). Section 6.21(c) of the Credit Agreement is hereby amended by inserting the year “2010” immediately before the word “Parent” in the first line thereof and replacing the word “Indentures” in such line with its singular form.

(j) Amendment to Section 6.25 (Prepayment of Indebtedness; Subordinated Indebtedness). Section 6.25 of the Credit Agreement is hereby amended as follows:

(i) by amending clause (a) thereof and inserting the year “2010” immediately before the word “Parent” in sub-clause (v) therein and in the proviso thereto.

(ii) by adding the following new clause (c) at the end thereof:

“(c) Notwithstanding anything herein to the contrary, the Loan Parties shall be permitted to voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of the 2003 Parent Notes and the 2006 Parent Notes.”

(k) Amendment to Section 6.32 (Parent). Section 6.32 of the Credit Agreement is hereby amended as follows:

(i) by replacing the parenthetical phrase immediately prior to the first proviso thereof with the following:

“(other than the Secured Obligations, its existing Indebtedness (including the 2010 Parent Notes permitted under Section 6.17(n)) and Guaranties)”

(ii) by (A) inserting the word “also” immediately before “(x)” in the first proviso thereto and (B) deleting the phrase “issue Additional Parent Notes pursuant to Section 6.17(o) or” in clause (x) of the first proviso thereto and replacing the word “New” in such clause with the year “2010”.

(iii) by deleting the second proviso thereto in its entirety and replacing it with the following:

“provided further that, in the case of clause (y) above, (i) the Net Cash Proceeds of such Parent Subordinated Debt are contributed to Petro as a common equity contribution and (ii) the Parent has provided the Agent with all documents evidencing such Parent Subordinated Debt at least 5 Business Days prior to the issuance or incurrence thereof.”

Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Effective Date”):

(l) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Loan Parties and (ii) the Required Lenders.

(m) The Parent shall have delivered (or caused to be delivered) an irrevocable notice of redemption in respect of the 2003 Parent Notes and the 2006 Parent Notes to the trustee under the 2003 Parent Indenture and the 2006 Parent Indenture, respectively, and the Parent shall have segregated (or caused to be segregated) funds sufficient to pay, redeem, defease or otherwise prepay in full the 2003 Parent Notes and the 2006 Parent Notes, in each case to the satisfaction of the Administrative Agent.

Representations and Warranties. Each Loan Party hereby represents and warrants that (a) each of the representations and warranties contained in Article V of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default shall have occurred and be continuing.

Effects on Credit Documents. (n) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(o) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 16.2 AND 16.3 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

Amendments; Execution in Counterparts. (p) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(q) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Loan Parties, the Administrative Agent and the Required Lenders. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:	/s/ Richard F. Ambury
Name:	Richard F. Ambury
Title:	Chief Financial Officer, Treasurer & Secretary

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY
TG&E SERVICE COMPANY, INC.
STAR ACQUISITIONS, INC.
PETRO HOLDINGS, INC.
MEENAN OIL CO., INC.
MEENAN HOLDINGS OF NEW YORK, INC.
REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.
PETRO PLUMBING CORPORATION
MINNWHALE LLC
ORTEP OF PENNSYLVANIA, INC.
RICHLAND PARTNERS, LLC
COLUMBIA PETROLEUM TRANSPORTATION, LLC
PETRO, INC.
MAREX CORPORATION
A.P. WOODSON COMPANY
CHAMPION ENERGY CORPORATION
CHAMPION OIL COMPANY
J.J. SKELTON OIL COMPANY
RYE FUEL COMPANY
LEWIS OIL COMPANY, INC.
C. HOFFBERGER COMPANY
HOFFMAN FUEL COMPANY OF BRIDGEPORT
HOFFMAN FUEL COMPANY OF STAMFORD
HOFFMAN FUEL COMPANY OF DANBURY

By:	/s/ Richard F. Ambury
Name:	Richard F. Ambury
Title:	Chief Financial Officer, Secretary and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender